UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10593 (Commission File Number)	11-2481903 (IRS Employer Identification No.)

1450 Broadway, New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

On June 14, 2013, Iconix Brand Group, Inc. issued a press release announcing the pricing of certain of its subsidiaries’ private offering of $275 million aggregate principal amount of senior secured notes due 2043 under an existing securitization program.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Iconix Brand Group, Inc., dated June 14, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ICONIX BRAND GROUP, INC. (Registrant)
Date: June 14, 2013	By:	/s/ Warren Clamen
	Name:	Warren Clamen
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by Iconix Brand Group, Inc., dated June 14, 2013.

Exhibit 99.1
Iconix Announces Upsizing and Pricing of $275 Million of 4.352% Senior Secured Notes

NEW YORK, June 14, 2013  /PRNewswire via COMTEX/ --

Iconix Brand Group, Inc. (Nasdaq: ICON) ("Iconix") announced the pricing of certain of its subsidiaries’ (the “co-issuers”) private offering of $275 million aggregate principal amount of 4.352% senior secured notes (the “notes”) under its existing securitization program. The size of the notes offering was increased from the previously announced $250 million principal amount to $275 million principal amount. The notes will be offered only to qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in compliance with Regulation S of the Securities Act of 1933, as amended (the "Securities Act"). The offering is expected to close on June 21, 2013, subject to customary closing conditions.

The notes will be secured by substantially all of the assets of the co-issuers, which include, among other things, intellectual property assets, including U.S. and Canadian trademarks and related license agreements, and the rights to receive payments thereunder, joint venture interests and various accounts. The notes will pay interest quarterly in cash on January 25, April 25, July 25 and October 25 at a rate of 4.352% per year, commencing July 25, 2013 and will have an anticipated repayment date of January 25, 2020.

Iconix estimates that the net proceeds from the offering of the notes will be approximately $265 million, after deducting the initial purchasers’ discount and estimated offering expenses. In addition, Iconix expects for the co-issuers to distribute the net proceeds to Iconix, and Iconix expects to use the net proceeds from the offering of the notes for general corporate purposes, which may include, but are not limited to, investing in or acquiring new brands through opportunistic mergers, stock or asset purchases and/or other strategic relationships, although there is no present commitments or agreements with respect to any such investments or acquisitions.

The notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Iconix Brand Group, Inc. owns, licenses and markets a growing portfolio of consumer brands including: CANDIE'S®, BONGO®, BADGLEY MISCHKA®, JOE BOXER®, RAMPAGE®, MUDD®, MOSSIMO®, LONDON FOG®, OCEAN PACIFIC®, DANSKIN®, ROCAWEAR®, CANNON®, ROYAL VELVET®, FIELDCREST®, CHARISMA®, STARTER®, WAVERLY®, ZOO YORK®, ED HARDY®, SHARPER IMAGE®, UMBRO®, LEE COOPER®, ECKO®, and MARC ECKO®.  In addition, Iconix owns interests in the ARTFUL DODGER®, MATERIAL GIRL®, PEANUTS®, TRUTH OR DARE®, BILLIONAIRE BOYS CLUB®, ICE CREAM®, MODERN AMUSEMENT®, and BUFFALO® brands. Iconix and its subsidiaries license its brands to a network of leading retailers and manufacturers that touch every major segment of retail distribution from the luxury market to the mass market in both the U.S. and worldwide. Through its in-house business development, merchandising, advertising and public relations departments Iconix manages its brands to drive greater consumer awareness and equity.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. The statements that are not historical facts contained in this press release are forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors, all of which are difficult or impossible to predict and many of which are beyond the control of Iconix, which may cause the actual results, performance or achievements of Iconix to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Such factors include, but are not limited to, uncertainty regarding the results of Iconix's acquisition of additional licenses, continued market acceptance of current products and the ability to successfully develop and market new products particularly in light of rapidly changing fashion trends, the impact of supply and manufacturing constraints or difficulties relating to Iconix's licensees' dependence on foreign manufacturers and suppliers, uncertainties relating to customer plans and commitments, the ability of licensees to successfully market and sell branded products, competition, uncertainties relating to economic conditions in the markets in which Iconix operates, the ability to hire and retain key personnel, the ability to obtain capital if required, the risks of litigation and regulatory proceedings, the risks of uncertainty of trademark protection, the uncertainty of marketing and licensing acquired trademarks and other risks detailed in Iconix's SEC filings. The words "believe", "anticipate", "estimate", "expect", "confident", "continue", "will", "project", "provide" "guidance" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Iconix undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:
Jaime Sheinheit
Investor Relations
Iconix Brand Group
212.730.0030

SOURCE Iconix Brand Group, Inc.